Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Propanc Biopharma, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Nathanielsz, as the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 17, 2018	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer and Chief Financial Officer

This Certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.